UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On February 1, 2013, Cowen Group, Inc. (the “Company”) issued a press release announcing that the Company has entered into an agreement to acquire Dahlman Rose & Company, LLC (“Dahlman Rose”), a privately-held investment bank specializing in the energy, metals and mining, transportation, chemicals and agriculture sectors.  Copies of the press release and an investor presentation on the acquisition of Dahlman Rose are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by the Company dated February 1, 2013
99.2	Investor Presentation dated February 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: February 4, 2013	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel